                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

|X|   Filed by the registrant

|_|   Filed by a party other than the registrant

|_|   Preliminary proxy statement

|X|   Definitive proxy statement

|_|   Definitive additional materials

|_|   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

     -----------------------------------------------------------------------

                        Hatteras Income Securities, Inc.

     -----------------------------------------------------------------------

Payment of filing fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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(4)   Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------
(5)   Total fee paid:
------------------------------------------------------------------------------
|_|   Fee paid previously with preliminary materials
------------------------------------------------------------------------------
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)   Amount Previously Paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3)   Filing party:

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(4)   Date filed:

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

                        HATTERAS INCOME SECURITIES, INC.

                           One Bank of America Plaza
                             101 South Tryon Street
                        Charlotte, North Carolina 28255
                           Telephone: (800) 307-3219

                               December 27, 2004

DEAR SHAREHOLDER:

     On behalf of the Board of Directors of Hatteras Income Securities, Inc. (the "Company"), we are pleased to invite you to a special meeting of shareholders to be held at 10:00 a.m., Eastern time, on February 18, 2005, at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina (the "Meeting").

     The Board of Directors of the Company has approved a Plan of Liquidation and Termination (the "Plan") for the Company. The Plan is intended to accomplish the complete liquidation and termination of the Company as both a registered investment company and a North Carolina corporation. Shareholder approval of the Plan is required. Accordingly, at the Meeting, you will be asked to approve the Plan, which contemplates that the Company will halt the trading of its shares prior to the New York Stock Exchange's opening of trading on February 21, 2005. It will begin to liquidate on February 18, 2005 (the "Effective Date") or shortly thereafter and later seek to de-register as an investment company under the Investment Company Act of 1940, de-list from the New York Stock Exchange and dissolve under North Carolina law.

     The Company expects to make its regular monthly dividend distributions through January 2005. If the Plan is approved, the Company's February 2005 dividend will be suspended and the Company will cause the orderly liquidation of all of its assets to cash form and make a liquidating distribution to each shareholder equal to the shareholder's number of shares in the Company multiplied by the net asset value per share.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE PLAN.

     The formal Notice of Special Meeting, Proxy Statement and Proxy Ballot are enclosed. The Plan and the reasons for the unanimous recommendation of the Board of Directors are discussed in more detail in the enclosed materials, which you should read carefully. If you have any questions, please do not hesitate to contact us at the toll-free number set forth above.

     We look forward to your attendance at the Meeting or to receiving your Proxy Ballot so that your shares may be voted at the Meeting.

                                            Sincerely,

                                            KEITH T. BANKS
                                              President and
                                              Chief Executive Officer

     YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY SUBMITTING YOUR PROXY BALLOT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO SUBMIT YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE, AS INDICATED BELOW.

TWO QUICK AND EASY WAYS TO SUBMIT YOUR PROXY*
As a valued Company shareholder, your proxy vote is important to us. That's why we've made it faster and easier to submit your proxy at your convenience, 24 hours a day. After reviewing the enclosed Proxy Statement select one of the following quick and easy methods to submit your proxy -- accurately and quickly.

VOTE ON-LINE                                     VOTE BY TOLL-FREE PHONE CALL
1.   Read the enclosed Proxy Statement and       1.   Read the enclosed Proxy Statement and
     have your Proxy Ballot* at hand.                 have your Proxy Ballot* at hand.
2.   Go to the web site printed on your          2.   Call the toll-free number on your
     Proxy Ballot.                                    Proxy Ballot.
3.   Enter the Control Number found on your      3.   Enter the Control Number found on your
     Proxy Ballot.                                    Proxy Ballot.
4.   Submit your proxy using the easy-to-        4.   Submit your proxy using the easy-to-
     follow instructions.                             follow instructions.

* DO NOT MAIL THE PROXY BALLOT IF SUBMITTING YOUR PROXY BY INTERNET OR
  TELEPHONE.

                        HATTERAS INCOME SECURITIES, INC.

                           One Bank of America Plaza
                             101 South Tryon Street
                        Charlotte, North Carolina 28255
                           Telephone: (800) 307-3219

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        To Be Held on February 18, 2005

TO THE SHAREHOLDERS OF HATTERAS INCOME SECURITIES, INC.:

     PLEASE TAKE NOTE THAT a Special Meeting of Shareholders of Hatteras Income Securities, Inc. will be held at 10:00 a.m., Eastern time, on February 18, 2005, at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:

     ITEM 1. A Plan of Liquidation and Termination, which contemplates the liquidation of the Company, its de-listing from the New York Stock Exchange, its de-registration as an investment company under the Investment Company Act of 1940 and its dissolution as a corporation under North Carolina law.

     ITEM 2. Such other business as may properly come before the meeting or any adjournment(s).

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

     Shareholders of record as of the close of business on December 17, 2004 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

     SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY BALLOT, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. SHAREHOLDERS ALSO MAY SUBMIT THEIR PROXIES: 1) BY TELEPHONE AT THE TOLL-FREE NUMBER ON YOUR PROXY BALLOT; OR 2) ON-LINE AT THE WEBSITE PRINTED ON YOUR PROXY BALLOT. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO HATTERAS INCOME SECURITIES, INC. A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                            By Order of the Board of Directors,

                                            ROBERT B. CARROLL
                                            Secretary

Dated: December 27, 2004

                        HATTERAS INCOME SECURITIES, INC.

                           One Bank of America Plaza
                             101 South Tryon Street
                        Charlotte, North Carolina 28255
                           Telephone: (800) 307-3219
       ------------------------------------------------------------------

                                Proxy Statement

                            Dated December 27, 2004
       ------------------------------------------------------------------

     This Proxy Statement is being furnished to holders of common stock ("Shareholders") of Hatteras Income Securities, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company (the "Board") of proxies to be used at a Special Meeting of Shareholders (the "Meeting") of the Company to be held on February 18, 2005 at 10:00 a.m. (Eastern time) at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, and at any adjournment(s) thereof.

     The Board has fixed December 17, 2004 (the "Record Date") as the date for the determination of Shareholders entitled to receive notice of and to vote at the Meeting, and, accordingly, only Shareholders of record at the close of business on that date will be entitled to notice of and to vote at such Meeting. As of the Record Date, there were 3,363,512 outstanding shares of common stock of the Company. This Proxy Statement is first being mailed to Shareholders on or about December 27, 2004.

     All actions of the Board described in the proposal below were unanimously approved by the Board, which is comprised of three Directors, none of whom are "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Company or Banc of America Capital Management, LLC ("BACAP"), the Company's investment adviser.

     At the Meeting, Company shareholders will consider the following proposal:

     - A proposed Plan of Liquidation and Termination (the "Plan"), which contemplates the liquidation of the Company, its de-listing from the New York Stock Exchange (the "NYSE"), its de-registration as an investment company under the 1940 Act and its dissolution as a corporation under North Carolina law.

     Additional information about the Company is available in its annual and semi-annual reports to Shareholders. The Company's most recent annual and semi-annual reports to Shareholders previously have been mailed to Shareholders. Those reports are incorporated herein by reference. Additional copies of any of these documents are available without charge by writing the address given above or by calling (800) 307-3219. These documents have been filed with the U.S. Securities and Exchange Commission ("SEC") and are available on the SEC website at www.sec.gov.

              APPROVAL OF THE PLAN OF LIQUIDATION AND TERMINATION

BACKGROUND AND REASONS FOR THE BOARD'S APPROVAL

     The Company is a closed-end diversified management investment company that is traded on the NYSE. It first offered its shares on February 2, 1973. The Company's investment objectives are to: (i) seek as high a level of current income as is consistent with prudent investment; and (ii) seek capital appreciation as a secondary objective. The Company seeks to achieve its investment objectives by investing in a diversified portfolio consisting principally of debt securities.

     Unlike open-end funds, which have shares that are redeemable at their net asset value on a daily basis, closed-end funds, such as the Company, typically issue a fixed amount of shares that are listed on an exchange. As such, the shares of a closed-end fund are not, except in limited circumstances, purchased or redeemed directly by the Company, but instead are traded in the open market. Consequently, shares of a closed-end fund may trade at, above or below their net asset value. Since November 2003, and prior to the Board's approval of the Plan, shares of the Company were trading at an average annual discount of 11.2% below their net asset value. Liquidation of the Company will allow shareholders to realize their investment at net asset value.

     At meetings held November 17-18, 2004, the Board considered, among other alternatives, whether the Company should liquidate and terminate. Examining all relevant factors, the Board considered the proposed Plan, determined that it was in the best interests of Shareholders and unanimously voted to approve it and recommend that Shareholders also approve it. During its deliberations, the Board (with the advice and assistance of counsel) reviewed and considered, among other things: (1) the Company's relatively small asset base; (2) a practical inability to grow the Company; (3) recent underperformance; and (4) the fact that the Company has been selling at a discount since 1996.

     In reaching its decision, the Board considered that the Company had $49.4 million in assets as of September 30, 2004, causing it to be ranked 569 out of 641 in terms of total net assets in the Lipper closed-end fund universe. The Board also considered that the Company is underperforming its peers (with 1-, 3- and 5-year cumulative total return percentile Lipper(1) rankings of 85(th), 94(th) and 94(th), respectively) and has been selling at an increasing discount over the past eight years. In addition, the Board noted that since the Company is selling at a discount, options to grow the Company such as secondary offerings or rights offerings would not be viable. Finally, the Board considered the options of merging the Company into an open-end vehicle or asking other entities to adopt the closed-end advisory and administration contracts. In that regard, management informed the Board that the investment objectives, principal investment strategies and/or shareholder profiles of the open-end funds in the Nations Funds complex were different from those of the Company and that reorganizing the Company into an open-end fund in the Nations Funds complex may not be feasible or beneficial to shareholders from a tax perspective. Management also informed the Board that identifying other entities interested, on reasonable terms, in adopting the Company's advisory and administration

---------------

    (1)Lipper, a Reuters Company, is a global leader in supplying mutual fund information and provides performance and comparative information to the Company.

contracts would likely be difficult. Ultimately, the Board determined that the Plan was in the best interests of Shareholders.

DESCRIPTION OF THE PLAN

     The Plan provides that it will be adopted on the date approved by Shareholders, which if approved at the Meeting, would be February 18, 2005 (the "Effective Date"). The Company expects to make its regular monthly dividend distributions through January 2005. If the Plan is approved, the Company would halt trading of its securities on the NYSE prior to the NYSE's opening on February 21, 2005. In addition, the Company's February 2005 dividend will be suspended and the Company will thereafter cause the orderly liquidation of all of its assets to cash form and make a liquidating distribution to each shareholder equal to the Shareholder's number of shares in the Company multiplied by the net asset value per share. After its liquidation, the Company would seek to de-list its stock on the NYSE, de-register as an investment company under the 1940 Act and dissolve as a corporation under North Carolina law.

     If the Shareholders do not approve the Plan, the Company would continue to distribute regular dividends, including the February 2005 dividend. The Board would then meet to consider what, if any, steps to take in the best interests of Shareholders.

     A copy of the Plan is attached to this Proxy Statement as Appendix A.

GENERAL TAX CONSEQUENCES

     It is intended that the Company's liquidating distribution(s) be treated as such for federal income tax purposes. Shareholders should consult their own tax advisors as to the impact to them of receiving such distributions, including the amount, timing and character of gain or loss realized in connection with the receipt of such distributions.

     The Fund anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code of 1986 during the liquidation period and, therefore, will not be taxed on any of its income and gain distributed to Shareholders.

                                 VOTING MATTERS

PROCEDURAL MATTERS

     Because the Company was not established as a limited-term North Carolina corporation, but rather a corporation whose duration is perpetual unless terminated and dissolved, and North Carolina law requires that Shareholders approve any plan to dissolve a North Carolina corporation, the Plan requires Shareholder approval.

     Each Shareholder of the Company will be entitled to one non-cumulative vote for each share and a fractional non-cumulative vote for each fractional share. As of the Record Date, there were 3,363,512 outstanding shares of the Company. Shareholders holding a majority of the aggregate outstanding shares of the Company at the close of business on the Record Date will constitute a quorum for the approval of the proposal described in the accompanying Notice of Meeting and in this Proxy Statement.

     An affirmative vote of a majority of the outstanding shares of the Company will be required to approve the Plan. Shareholders are not entitled to rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon at the Meeting.

     Any form of proxy which is properly executed and received in time to be voted at the Meeting will be counted in determining whether a quorum is present and will be voted in accordance with the instructions marked thereon. In the absence of instructions, any such form of proxy will be voted in favor of approving the Plan. Abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will be counted solely for purposes of determining whether a quorum is present and otherwise will not be counted for or against any proxy to which they relate. Accordingly, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Plan.

     If, by the time scheduled for the Meeting, a quorum is not present, or if a quorum is present but sufficient votes in favor of the proposal are not received, the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the proposal. Any such adjournment(s) will require that more shares present in person or by proxy at the session of the Meeting to be adjourned be voted in favor of adjournment than against. The persons named as proxies will vote in favor of such adjournment(s) those shares which they are entitled to vote which have voted in favor of the proposal. They will vote against any such adjournment(s) those proxies required to be voted against the proposal.

     The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting or any adjournment(s) thereof, including any proposal to adjourn a meeting at which a quorum is present to permit the continued solicitation of proxies in favor of the proposal. A Shareholder may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation or by executing and delivering a later-dated form of proxy to the Secretary of the Company, at the address set forth on the cover page of this Proxy Statement, or by attending the Meeting in person to vote the shares held by such Shareholder.

     Signed but unmarked forms of proxy will be counted in determining whether a quorum is present and will be voted in favor of the proposal.

SOLICITATION OF PROXIES AND PAYMENT OF EXPENSES

     The cost of soliciting proxies for the Meeting, consisting principally of expenses incurred in preparing, printing and mailing proxy materials, together with the costs of any supplementary solicitation and proxy soliciting services provided by third parties, will be borne by Banc of America Capital Management, LLC ("BACAP"), the Company's investment adviser and/or its affiliates. These expenses are expected to be approximately $28,000. In following up the original solicitation of the proxies by mail, BACAP may request brokers and others to send forms of proxy and proxy materials to the beneficial owners of the stock and may reimburse them for their reasonable expenses in so doing. Proxies will be solicited in the initial, and any supplemental, solicitation by mail and may be solicited in person, by telephone, telegraph, telefacsimile, or other electronic means by officers of the Company and personnel of BACAP. Compensation for such services will be paid by BACAP, except that officers or employees of the Company will not be compensated for performing such services.

                               OTHER INFORMATION

SUBSTANTIAL SHAREHOLDERS

     The following persons were known to the Company to be beneficial owners of 5% or more of the outstanding shares of the Company: Sit Investment Associates, Inc., 4600 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN 55402, beneficially owns (based on a Schedule 13G filing made on February 10, 2004), as a result of shared dispositive voting power, 231,300 shares of the Company equaling 6.88% of the Company's outstanding shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") and
Section 30(f) of the 1940 Act require the Officers and Directors of the Company, BACAP and BACAP Distributors, LLC ("BACAP Distributors"), and affiliated persons of BACAP and BACAP Distributors, and persons who beneficially own more than 10% of the Company's shares to file reports of ownership with the SEC, the New York Stock Exchange and the Company. Based solely upon review of the copies of such forms received by it and written representations from such persons, the Company believes that, for the fiscal year ended December 31, 2003, all filing requirements applicable to such persons were complied with, except for the following:

     Keith T. Banks, President and Chief Executive Officer: A Form 3 was not timely filed to report his ownership of Company shares. Mr. Banks does not own any shares in the Company. A Form 3 was filed on September 16, 2004 to report this fact.

     Gerald Murphy, Chief Financial Officer and Treasurer: A Form 3 was not timely filed to report his ownership of Company shares. Mr. Murphy does not own any shares in the Company. A Form 5 was filed on February 13, 2004 to report this fact.

     Robert B. Carroll, Secretary and Chief Legal Officer: A Form 3 was not timely filed to report his ownership of Company shares. Mr. Carroll does not own any shares in the Company. A Form 5 was filed on February 17, 2004 to report this fact.

     Thomas F. Keller, Director: A Form 3 was not timely filed to report his ownership of Company shares. Dr. Keller owns 300 shares in the Company. A Form 5 was filed on February 13, 2004 to report this fact.

     William H. Grigg, Director: A Form 3 was not timely filed to report his ownership of Company shares. Mr. Grigg owns 418 shares in the Company. A Form 5 was filed on March 17, 2004 to report this fact.

     William P. Carmichael, Chairman of the Board and Director: A Form 3 was not timely filed to report his ownership of Company shares. Chairman Carmichael does not own any shares in the Company. A Form 5 was filed on February 17, 2004 to report this fact.

ADDITIONAL INFORMATION

     The Company, with principal executive offices located at One Bank of America Plaza, 101 South Tryon Street, Charlotte, North Carolina 28255, is subject to the informational requirements of the 1934 Act and the 1940 Act, and in accordance therewith files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates or on the SEC's website at www.sec.gov.

     BACAP and BACAP Distributors, each located at One Bank of America Plaza, 101 South Tryon Street, Charlotte, North Carolina 28255, are the investment adviser and administrator, respectively, of the Company.

FUTURE SHAREHOLDER PROPOSALS

     In the event any Shareholder wishes to present a proposal to Shareholders of the Company for inclusion in the Proxy Statement and form of proxy relating to the Annual Meeting of Shareholders to be held in the year 2005, unless the Company is terminated beforehand, such proposal must have been received by the Company on or before November 15, 2004.

OTHER MATTERS

     The Board of Directors knows of no other business that will be presented for consideration at the Meeting. However, if other matters are properly presented to the Meeting, it is the intention of the proxy holders named in the accompanying form of proxy to vote the proxies in accordance with their best judgment.

                                   APPENDIX A

                        HATTERAS INCOME SECURITIES, INC.

                      PLAN OF LIQUIDATION AND TERMINATION

     This Plan of Liquidation and Termination (the "Plan") for Hatteras Income Securities, Inc. (the "Company") is intended to accomplish the complete liquidation and termination of the Company as a registered investment company and a North Carolina corporation.

     1. Board Approval of the Plan. The Plan was approved by a majority of the Company's Board of Directors, including a majority of the non-interested directors ("Independent Directors"), at a regular Board meeting held on November 17, 2004 (the "Meeting"). As reflected in the resolutions of the Meeting, a majority of the Board of Directors, including a majority of the Independent Directors, found it advisable and in the best interests of the Company and its shareholders to liquidate the Company and terminate it pursuant to this Plan.

     2. Public Announcement of Liquidation. The officers of the Company ("Officers") have publicly announced, by way of press release and notification to the New York Stock Exchange ("NYSE"), the planned liquidation of the Company.

     3. Shareholder Approval and Adoption of the Plan. The Plan must be approved by a majority of the Company's outstanding shares at a special Shareholder meeting scheduled to be held on February 18, 2005.

     4. Effective Time and Effective Date of the Plan. This Plan shall be effective with regard to the Company at 4:01 p.m. (the "Effective Time") on February 18, 2005 or such other subsequent date as determined by the Officers of the Company, with the advice of counsel (the "Effective Date"). At the Effective Time, the Company will cease the public offering of its shares. After the Effective Time, the Company shall continue to engage in all business activities appropriate and advisable to operate the Company for the benefit of shareholders until the steps referred to in Sections 7 and 8 have been completed.

     5. Fixing of Shares and Closing of Books. The number of shares owned by a shareholder of the Company shall be fixed on the basis of that shareholder's Company holdings on the Effective Date.

     6. Halting of Trading of Company Stock. Prior to the opening of trading on the NYSE on February 21, 2005, the Company shall cause the halting of trading of its stock on the NYSE.

     7. Liquidation of Assets and Payment of Debts. As soon as reasonably practicable after the Effective Date, the Company shall cause the orderly liquidation of all of its assets to cash form consistent with the terms of this Plan, by sale of its investments as the Officers and the Company's investment adviser shall determine to be advisable, and shall pay or provide for the payment of all outstanding obligations, taxes, and other liabilities, accrued or contingent.

     8. Liquidating Distributions. As soon as practicable after the Effective Date, the Company will distribute the following to the Company's shareholders of record: (i) a liquidating distribution equal to the shareholder's number of shares in the Company carried to the fifth decimal place multiplied by the net asset value of such shares carried to the fifth decimal place on the Effective Date and then rounded to the nearest penny; and (ii) information concerning the sources of the liquidating distribution.

     9. De-Listing, De-Registration and Dissolution. After the completion of the final liquidating distribution under the Plan, the Company's Officers shall do any and all things necessary, as determined with the advice of counsel, to wind up the affairs of the Company, including de-listing the Company's stock on the NYSE, de-registering the Company under the Investment Company Act of 1940, dissolving the Company as a corporation under North Carolina law and filing any related documents with the United States Securities and Exchange Commission, state securities commissions or other federal or state agencies.

     10. Expenses of Liquidation and Termination. Banc of America Capital Management, LLC, the Company's investment adviser, or its affiliates, will bear all customary expenses associated with its liquidation.

     11. Power of Officers. The Officers have been authorized, empowered and directed by the Board of Directors to take any and all actions deemed necessary or appropriate, with the advice of counsel, to effectuate the Plan and the liquidation and termination of the Company, including without limitation, preparing, executing and delivering any documents necessary to carry out the Plan and to liquidate and terminate the Company.

                                   PROXY CARD

                        HATTERAS INCOME SECURITIES, INC.
                         SPECIAL MEETING OF SHAREHOLDERS
                               FEBRUARY 18, 2005


      The undersigned hereby appoints each of Christopher Wilson, J. Kevin Connaughton, Paul Caldarelli and Robert B. Carroll (each a "Proxy" and together, the "Proxies") attorney and proxy of the undersigned, with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Hatteras Income Securities, Inc. (the "Company") to be held at Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on Friday, February 18, 2005, and at any adjournment(s) thereof. The Proxy shall cast votes according to the number of shares of the Company which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side of this proxy card, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorney and Proxy may lawfully do by virtue hereof or thereof.

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS ON BEHALF OF THE COMPANY. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

      THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE COMPANY AND THE PROXY STATEMENT, DATED DECEMBER 27, 2004.

      THIS PROXY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

                            (Continued on other side)

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(1) A Plan of Liquidation and Termination, which contemplates the liquidation of the Company, its de-listing from the New York Stock Exchange, its de-registration as an investment company under the Investment Company Act of 1940 and its dissolution as a corporation under North Carolina law.

                              PLEASE VOTE BY FILLING IN ONE OF THE BOXES BELOW

                                 FOR             AGAINST           ABSTAIN
                                 [ ]               [ ]               [ ]

      In his discretion, the named Proxy is authorized to vote upon any other business that may properly come before the meeting, including matters incident to the conduct of the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                               __________________________________________ , 2005
                                               (Please Date)

                                Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

                                _______________________________________________

                                _______________________________________________

                                        Signature(s)           (Sign in the Box)